Exhibit 10.5

Amended and Restated Equity Pledge Agreement

This Amended and Restated Equity Pledge Agreement (hereinafter referred to as “this Agreement”) was signed by the following parties on March 29, 2019:

Party A: Cloudminds (Shenzhen) Robotics Systems Co., Ltd. (hereinafter referred to as “Pledgee”)

Address: Room 201, Building A, No.1, Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (office of Shenzhen Qianhai Commerce Secretariat Co., Ltd.)

Party B: Haitao Jiang (hereinafter referred to as “Pledgor”)

Address: ***

ID card number: ***

Bing Wang

Address: ***

ID card number: ***

Guanghua Yang

Address: ***

ID card number: ***

Jing Wang

Address: ***

ID card number: ***

Qi Li

Address: ***

ID card number: ***

Shenzhen Zhongke Growth Equity Investment Fund Partnership (Limited Partnership)

Registered address: Room 201, Building A, No.1 Qianwan 1st Road, Qianhai-Hong Kong Cooperation Zone, Shenzhen, China (office of Shenzhen Qianhai Commerce Secretariat Co., Ltd.)

Changxing Youqing Investment Management Partnership (Limited Partnership)

Registered address: Room 639, Floor 6, Building A, Changxing World Trade Center, No. 1278, Mingzhu Road, Changxing Economic and Technological Development Zone

Anji Boye Investment Partnership (Limited Partnership)

A limited partnership established and existing under the laws of China. The registered address is Room 217, Building 1, Lingfeng Village, Lingfeng Street, Anji County.

(The above natural persons are hereinafter referred to as “Pledgors” individually and collectively)

Party C: Cloudminds (Shenzhen) Holdings Co., Ltd. (formerly known as Shenzhen Zhongzhi Lingyun Technology Co., Ltd.)

Address: Room 201, Building A, No.1 Qianwan 1st Road, Qianhai-Hong Kong Cooperation Zone, Shenzhen, China (office of Shenzhen Qianhai Commerce Secretariat Co., Ltd.)

(In this Agreement, the Pledgee, the Pledgor and Party C are hereinafter referred to individually as “One Party” and collectively as “the Parties”).

Whereas:

1.         In order to guarantee the performance of the Exclusive Consulting and Services Agreement signed by the Pledgee and Party C on November 20, 2015, the Loan Agreement signed by Pledgee and Haitao Jiang, Bing Wang, and Guanghua Yang on November 20, 2015, the Exclusive Purchase Option Agreement signed by the Pledgee, Party C and the Pledgor on December 16, 2016, the Power of Attorney signed by the Pledgee on December 16, 2016 (hereinafter referred to as the “Original Power of Attorney”), the Pledgee, Party C and the Pledgor signed the Equity Pledge Agreement (hereinafter referred to as the “Original Equity Pledge Agreement”) on December 16, 2016.

2. In order to revise the aforementioned agreement, the parties to this Agreement signed the Amended and Restated Exclusive Consulting and Services Agreement, the Amended and Restated Loan Agreement, the Amended and Restated Exclusive Purchase Option Agreement and the Power of Attorney on March 29, 2019;

3. In order to ensure that the Pledgor performs the obligations under the Amended and Restated Loan Agreement, the Amended and Restated Exclusive Purchase Option Agreement, the Power of Attorney, and Party C performs the obligations under the Amended and Restated Exclusive Consulting and Services Agreement and the Amended and Restated Exclusive Purchase Option Agreement, the Pledgor shall make a pledge guarantee to the Pledgee for the fulfillment of the above contractual obligations by Party C and the Pledgor with its all equities held in Party C.

In order to fulfill the terms of the Transaction Documents, the Parties agree to sign this Agreement in accordance with the following terms.

1.         Definition

Unless otherwise provided in this Agreement, the following words have the meanings:

1.1       Pledge right: It refers to the security interest granted by the Pledgor to the Pledgee in accordance with Article 2 of this Agreement, i.e. the rights enjoyed by the Pledgee to have priority in compensation from the discount of the equity pledged to the Pledgee by the Pledgor or the proceeds from auction or sale of the equity.

1.2 Equity: It refers to all current and future equity interests legally held by the Pledgor in Party C.

1.3 Term of pledge: It refers to the period stipulated in Article 3 of this Agreement.

1.4 Transaction Documents: The Amended and Restatement of Exclusive Consulting and Services Agreement signed by Party A and Party C on March 29, 2019; the Amended and Restated Loan Agreement signed by Party A and Haitao Jiang, Bing Wang and Guanghua Yang on March 29, 2019; the Amended and Restated Exclusive Purchase Option Agreement signed by Party C and its controlling parties, the Pledgee and the Pledgor on March 29, 2019; the Power of Attorney signed by the Pledgor on March 29, 2019, and any revisions, amendments and/or restatements to the aforementioned documents.

1.5       Contractual obligations: It refers to all obligations of the Pledgor under the Amended and Restated Exclusive Purchase Option Agreement, the Amended and Restated Power of Attorney, the Amended and Restated Loan Agreement and this Agreement; and all obligations of Party C under the Amended and Restated Exclusive Consulting and Services Agreement, the Amended and Restated Exclusive Purchase Option Agreement and this Agreement

1.6       Guaranteed debts: It refers to all direct, indirect, derivative losses and losses of predictable benefits suffered by the Pledgee due to any default event by the Pledgor and/or Party C. The amount of such losses shall be based on, but not limited to, the Pledgee’s reasonable business plan and profit forecast, the service fees payable by Party C under the Exclusive Consulting and Services Agreement, and all the expenses incurred by the Pledgee to compel the Pledgor and/or Party C to perform its contractual obligations.

1.7       Event of default: It refers to any circumstance listed in Article 7 of this Agreement.

1.8       Notice of default: It refers to the notice issued by the Pledgee announcing the event of default according to this Agreement.

2. Pledge Right

2.1       The Pledgor hereby agrees to pledge the pledged equity to the Pledgee as a guarantee for the performance of the contractual obligations and repayment of the guaranteed debts in accordance with the Agreement. Party C hereby agrees that the Pledgor will pledge the pledged equity to the Pledgee in accordance with the agreement.

2.2       During the pledge period, the Pledgee has the right to receive dividends or bonuses generated from the pledged equity. The Pledgor may receive dividends or bonuses for the pledged equity only with the prior written consent of the Pledgee. After deducting the personal income tax paid by the Pledgor, the dividends or bonuses distributed by the Pledgor due to the pledged equity shall be (1) deposited into the designated account of the Pledgee, subject to the supervision of the Pledgee, and used for the guarantee contract and the first repayment of the guaranteed debts according to the requirements of the Pledgee; or (2) on the premise of not violating Chinese laws, such bonuses and dividends will be unconditionally presented to the Pledgee or the person designated by the Pledgee.

2.3       The Pledgor may increase the capital of Party C only with the prior written consent of the Pledgee. The capital contribution increased by the Pledgor in the registered capital of Party C due to the capital increase of Party C also belongs to pledged equity.

2.4       If Party C is required to dissolve or liquidate according to the mandatory provisions of Chinese laws, any benefits distributed to the Pledgor from Party C according to law after Party C completes the dissolution or liquidation procedures according to law shall be (1) deposited into the designated account of the Pledgee, subject to the supervision of the Pledgee, and used for the guarantee contract and the first repayment of the guaranteed debts according to the requirements of the Pledgee; or (2) on the premise of not violating Chinese laws, such bonuses and dividends will be unconditionally presented to the Pledgee or the person designated by the Pledgee.

3. Pledge Period

3.1       The pledge right shall take effect from the date when the pledge of the pledged equity under this Agreement is registered by the relevant administrative department for industry and commerce. The validity of the pledge right shall continue until all contractual obligations have been fulfilled and all guaranteed debts have been paid. The Pledgor and Party C shall (1) register the pledge right of this Agreement on the list of shareholders of Party C within three working days from the date of signing this Agreement, and (2) apply to the corresponding administrative department for industry and commerce for registration of the pledge right under this Agreement within 30 working days from the date of signing this Agreement. The parties jointly confirm that in order to handle the industrial and commercial registration procedures for equity pledge, the parties and other shareholders of Party C shall submit this Agreement or an equity pledge contract (hereinafter referred to as “Industrial and Commercial Registration Pledge Contract”) signed in accordance with the form required by the administrative department for industry and commerce in the place where Party C is located, which truly reflects the pledge information under this Agreement, to the administrative department for industry and commerce. Matters not agreed in the Industrial and Commercial Registration Pledge Contract shall still be subject to the Agreement. The Pledgor and Party C shall submit all necessary documents and go through all necessary procedures in accordance with Chinese laws and regulations and the requirements of relevant administrative departments for industry and commerce to ensure that the pledge right is registered as soon as possible after submitting the application.

3.2       During the pledge period, if the Pledgor and/or Party C fail to perform the contractual obligations or pay the guaranteed debts, the Pledgee has the right but no obligation to exercise the pledge right according to the provisions of this Agreement.

4.         Custody of Pledge Certificate

4.1       During the pledge period stipulated in this Agreement, the Pledgor shall deliver its equity contribution certificate in Party C and the list of shareholders recording the pledge to the Pledgee for safekeeping. The Pledgor shall deliver the above equity contribution certificate and the list of shareholders to the Pledgee within one week from the date of signing this Agreement. The Pledgee will keep these items during the whole pledge period stipulated in this Agreement.

5.         Representations and Warranties of the Pledgor and Party C

The Pledgor and Party C hereby jointly and separately represent and guarantee the following on the date of signing this Agreement:

5.1       The Pledgor is the legal owner of the pledged equity.

5.2       The Pledgee has the right to dispose of and transfer the pledged equity in the manner specified in this Agreement.

5.3       Except for the pledge right, the Pledgor has not set any other pledge rights or other security interests on the pledged equity.

5.4       The Pledgor and Party C have obtained the consent and approval (if necessary) of government departments and third parties to sign, deliver and perform this Agreement.

5.5       The signing, delivery and performance of this Agreement will not: (1) lead to violation of any relevant Chinese laws; (2) conflict with Party C’s regulations or other organizational documents; (3) cause a breach of any contract or document to which it is a party or which is binding on it; (4) lead to violation of any conditions related to the grant and/or continuation of any license or approval issued to any party; or (5) cause any license or approval issued to any party to be suspended or revoked or subject to conditions.

6.         Commitment of Pledgor and Party C

6.1       During the term of this Agreement, the Pledgor and Party C jointly and separately promise to the Pledgee:

6.1.1    Except for the performance of Transaction Documents, the Pledgor shall not transfer the equity pledge equity or any part thereof, nor establish or allow any guarantee or other debt burden on the equity without the prior written consent of the Pledgee;

6.1.2    The Pledgor and Party C shall abide by and implement all provisions in laws and regulations concerning pledge of rights, and shall, upon receiving the notice, instruction or suggestion issued or formulated by the relevant competent authority on pledge rights, show the above notice, instruction or suggestion to the Pledgee in five (5) working days, and at the same time comply with the above notice, instruction or suggestion, or put forward objections and statements on the above matters in accordance with the reasonable requirements of the Pledgee or with the consent of the Pledgee;

6.1.3    The Pledgor and Party C shall promptly notify the Pledgee of any event or received notice that may affect the rights of the pledged equity or any part thereof, and any event or received notice that may change the Pledgor’s guarantees and obligations in this Agreement or may affect the Pledgor’s performance of its obligations in this Agreement.

6.1.4    Party C shall complete the registration formalities for extending the operating period within three (3) months prior to the expiration of its operating period, so as to make the effectiveness of the Agreement sustainable.

6.2       The Pledgor agrees that the rights of the Pledgee to the right of pledge acquired in accordance with the terms of this Agreement shall not be interrupted or obstructed by legal proceedings conducted by the Pledgor or its successor or the Pledgor’s client or any other person.

6.3       The Pledgor guarantees to the Pledgee that in order to protect or perfect the guarantee for contractual obligations and guaranteed debts in this Agreement, the Pledgor will sign honestly, and urge other parties interested in the pledge to sign all the rights certificates, contracts and/or performance required by the Pledgee and urge other interested parties to perform the acts required by the Pledgee, and provide convenience for the exercise of the rights and authorization granted to the Pledgee in this Agreement, sign all documents related to the ownership of the pledged equity with the Pledgee or its designated person (natural person/legal person), and provide the Pledgee with all notices, orders and decisions related to the pledge that it deems necessary within a reasonable period of time.

6.4       The Pledgor guarantees to the Pledgee that the Pledgor will abide by and perform all the guarantees, commitments, agreements, statements and conditions under this Agreement. If the Pledgor fails to perform or fails to fully perform its guarantees, commitments, agreements, statements and conditions, the Pledgor shall compensate the Pledgee for all losses incurred thereby.

7.         Event of Default

7.1       The following matters shall be deemed as events of default:

7.1.1    Pledgor’s violation of any obligation under the Transaction Documents and/or this Agreement;

7.1.2    Party C’s violation of any obligation under the Transaction Documents and/or this Agreement.

7.2       If it is known or discovered that any of the matters mentioned in this Article 7.1 or the events that may lead to the above matters have occurred, the Pledgor and Party C shall immediately notify the Pledgee in writing.

7.3       Unless the events of default listed in Article 7.1 of this Agreement have received relief as required by the Pledgee within twenty (20) days after the Pledgee sends a notice to the Pledgor and/or Party C requesting the Pledgee to remedy the default, the Pledgee may send a written notice of default to the Pledgor requesting the Pledgee to exercise the Pledgee in accordance with Article 8 in any subsequent event.

8.         Exercise of Pledge Right

8.1       When the Pledgee exercises its pledge rights, the Pledgee shall send a written notice of default to the Pledgor.

8.2       Subject to the provisions of Article 7.3, the Pledgee may exercise the right to dispose of the Pledgee at any time after issuing the notice of default in accordance with Article 8.1. When the Pledgee decides to exercise the right to dispose of the pledge, the Pledgor will no longer have any rights and interests related to the pledged equity.

8.3       The Pledgee has the right to exercise all the rights of relief for default that it enjoys according to Chinese laws, Transaction Documents and the terms of this Agreement after issuing the notice of default in accordance with Article 8.1, including but not limited to the priority of compensation based on the discount of pledged equity or the proceeds from auction or sale of pledged equity. The Pledgee shall not be responsible for any loss caused by its reasonable exercise of such rights and powers.

8.4       The Pledgee shall give priority to the payment of taxes and fees due to the disposal of the pledged equity, the performance of contractual obligations to the Pledgee and the repayment of guaranteed debts for the money obtained from the exercise of the pledge. If there is any balance after deducting the above money, the Pledgee shall return the balance to the Pledgor or other persons who have rights to the money according to relevant laws and regulations, or draw it with the notary office in the place where the Pledgor is located, and all expenses incurred therefrom shall be borne by the Pledgor. Under the circumstances permitted by Chinese law, the Pledgor shall unconditionally give the above money to the Pledgee or the person designated by the Pledgee.

8.5       The Pledgee has the right to choose to exercise any remedy for default it enjoys at the same time or successively. The Pledgee does not need to exercise other remedies for default before exercising the right under this Agreement to have priority in compensation with the proceeds from discount of pledged equity or auction or sale of pledged equity.

8.6       The Pledgee has the right to appoint his/her lawyer or other agent to exercise his/her pledge right in writing. The Pledgor or Party C shall not raise any objection to this.

8.7       When the Pledgee disposes of the pledge right in accordance with this Agreement, the Pledgor and Party C shall provide necessary assistance to enable the Pledgee to realize its pledge right.

9.         Liability for Default

9.1       If the Pledgor or Party C materially violates any agreement under this Agreement, the Pledgee has the right to terminate this Agreement, the Pledgee has the right to terminate this Agreement and/or request the Pledgor or Party C to provide damages; this Article 9 shall not impede any other rights of the Pledgee under this Agreement.

9.2       Unless otherwise stipulated by law, Pledgor or Party C has no right to terminate or cancel this Agreement under any circumstances.

10.       Transfer

10.1     The Pledgor and Party C shall not be entitled to give or transfer their rights and obligations under this Agreement unless prior consent is obtained from the Pledgee.

10.2     This Agreement is binding on the Pledgor and its successors and the approved transferee, and is valid for the Pledgee and each successor and transferee.

10.3     The Pledgee may at any time transfer all or any of its rights and obligations in the Transaction Documents and this Agreement to its designated person, in which case the transferee shall enjoy and assume the rights and obligations enjoyed and assumed by the Pledgee under the Transaction Documents and this Agreement, just as it should enjoy and assume as a party to the original agreement.

10.4     After the pledgee changes due to the transfer, at the request of the Pledgee, the Pledgor and/or Party C shall sign a new pledge contract with the new Pledgee whose content is consistent with this Agreement, and register with the corresponding administrative department for industry and commerce within thirty (30) working days after signing the new pledge agreement.

10.5     The Pledgor and Party C shall strictly abide by the provisions of this Agreement and other relevant agreements signed by the parties individually or jointly, including the Transaction Documents, fulfill the obligations under each Transaction Document, and shall not carry out any actions/inactions that would affect the validity and enforceability of the Agreement. The Pledgor shall not exercise its right to retain the Pledged Equity unless it is in accordance with the written instructions of the Pledgee.

11.       Termination

11.1     After the Pledgor and Party C fully fulfilled all contractual obligations and paid off all the guaranteed debts, the Pledgee shall, at the request of the Pledgor, cancel the pledge of the pledged equity under this Agreement as soon as reasonably practicable, and cooperate with the Pledgor to cancel the registration of the equity pledge made in the register of shareholders of Party C and handle the pledge cancellation registration in the relevant industrial and commercial administrative department.

11.2     The provisions of Articles 9, 13, and 14 of this Agreement and this Section 11.2 shall survive the termination of this Agreement.

12.       Fees and Other Charges

All fees and actual expenses related to this Agreement, including but not limited to legal fees, cost of work, stamp duty, and any other taxes and fees, shall be borne by Party C.

13.       Responsibility for Confidentiality

The parties acknowledge and determine that any oral or written information relating to this Agreement, the contents of this Agreement, and exchanged for the preparation or performance of this Agreement is deemed to be confidential. All parties shall keep all such confidential information confidential and shall not disclose any confidential information to any third party without the prior written consent of the other party, except for the following information: (1) Any information that the public knows or will know(but not disclosed to the public by one of the recipients of the confidential information); (2) any information required to be disclosed in accordance with applicable laws and regulations, stock trading rules, or orders of government departments or courts; or (3) information to be disclosed by either party to its shareholders, investors, legal or financial advisers for the transactions described in this Agreement, and such shareholders, legal or financial advisers are also subject to confidentiality obligations similar to these terms. If the disclosure of a staff member or an employer of any party is deemed to be the disclosure of the party, it shall be liable for default in accordance with this Agreement. This Agreement shall remain in force, regardless of the termination of this Agreement for any reason.

14.       Applicable Law and Dispute Resolution

14.1     The Chinese law shall apply to the conclusion, validity, interpretation, performance, revision and termination of this Agreement and the resolution of disputes.

14.2     Any dispute arising out of the interpretation and performance of this Agreement shall be resolved by friendly negotiation. If the dispute remains unresolved within 30 days after the other party issues a written notice requesting settlement, any party may submit the dispute to the China International Economic and Trade Arbitration Commission, which shall arbitrate according to its arbitration rules. The arbitration hall be carried out in Beijing. The arbitral award is final and binding on all parties.

14.3     In the event of any dispute arising from the interpretation and performance of this Agreement or the dispute is in arbitration, the parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement expect for matters in dispute.

15.       Notice

15.1     All notices and other communications required or issued under this Agreement shall be sent to the party’s address below by hand, registered mail, postage prepaid or commercial courier service or by fax. Each notice shall also be delivered by e-mail. The dates on which such notices are deemed to be valid shall be determined as follows:

15.1.1 If the notice is delivered by hand, courier service, registered mail or postage prepaid, the effective delivery date shall be the date of acceptance or rejection at the address set as the notice;

15.1.2 If the notice is sent by fax, the date of successful delivery shall be the effective delivery date (as evidenced by the automatically generated transmission confirmation information).

15.2     For the purposes of the notice, the addresses of the parties are as follows:

Party A:	Cloudminds (Shenzhen) Robotics Systems Co., Ltd.

Address:	[ ]

Recipient:	[ ]

Telephone:	[ ]

Email:	[ ]

Party B:

Haitao Jiang	[ ]

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Bing Wang

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Guanghua Yang

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Jing Wang

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Qi Li

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Shenzhen Zhongke Growth Equity Investment Fund Partnership (Limited Partnership)

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Changxing Youqing Investment Management Partnership (Limited Partnership)

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Anji Boye Investment Partnership (Limited Partnership)

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

Party C:   Cloudminds (Shenzhen) Holdings Co., Ltd.

Address:	[ ]

Telephone:	[ ]

Email:	[ ]

15.3     Either party may change its address for receiving notices by sending notices to other parties at any time in accordance with the provisions of this Article.

16.       Severability

If one or more provisions of this Agreement are ruled invalid, illegal or unenforceable in any respect according to any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any respect. All parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with legal permission and provisions that are effective to the maximum extent desired by all parties, and the economic effects of such effective provisions shall be as similar as possible to those of such invalid, illegal or unenforceable provisions.

17.       Annex

The annexes listed in this Agreement are an integral part of this Agreement and have the same legal effect as the body of this Agreement.

18.       Entry into Force

18.1     This Agreement shall become effective on the date of the formal signing by the parties, and the Original Equity Pledge Agreement shall be automatically terminated at the same time as this Agreement takes effect.

18.2     Any revision, supplement or change of this Agreement shall be in writing and shall become effective after being signed or sealed by the parties and registered as required by the government (if required).

19.       Copies

This Agreement is in eleventh (11) copies, the Pledgee, Pledgor and Party C each hold one copy, and the remaining one is used for registration.

In view of this, in witness whereof the parties have made their authorized representatives sign the Amended and Restated Equity Pledge Agreement on the date indicated in the start the Agreement and take effect.

Party A:

/s/ Cloudminds (Shenzhen) Robotics Systems Co., Ltd. (seal)

By:	/s/ William Xiao-Qing Huang

Name:	William Xiao-Qing Huang

Title:	Legal Representative

Party B:

By:	/s/ Haitao Jiang

Name:	Haitao Jiang

By:	/s/ Bing Wang

Name:	Bing Wang

By:	/s/ Guanghua Yang

Name:	Guanghua Yang

By:	/s/ Jing Wang

Name:	Jing Wang

By:	/s/ Qi Li

Name:	Qi Li

/s/ Anji Boye Investment Partnership (Limited Partnership) (Seal)

Anji Boye Investment Partnership (Limited Partnership)

/s/ Shenzhen Zhongke Growth Equity Investment Fund Partnership (Limited Partnership) (Seal)

Shenzhen Zhongke Growth Equity Investment Fund Partnership (Limited Partnership)

/s/ Changxing Youqing Investment Management Partnership (Limited Partnership) (Seal)

Changxing Youqing Investment Management Partnership (Limited Partnership)

Signature page of Amended and Restated Equity Pledge Agreement

Party C:

/s/ Cloudminds (Shenzhen) Holdings Co., Ltd. (Seal)

By:	/s/ Haitao Jiang

Name:	Haitao Jiang

Title:	Legal Representative

Signature page of Amended and Restated Equity Pledge Agreement

Annex:

1. Amended and Restated Exclusive Consulting and Services Agreement

2. Amended and Restated Loan Agreement

3. Amended and Restated Exclusive Purchase Option Agreement

4. Power of Attorney